EXHIBIT 10.a.1
CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-92229) pertaining to the 1993 Stock Option Plan and the 1996 Employee Stock Purchase Plan of Biovail Corporation, as well as the incorporation by reference in the Registration Statement (Form F-10 No. 333-14048) and the related Prospectus pertaining to the registration of $1,500,000,000 of common shares, debt securities and warrants, of our reports dated April 9, 2003, with respect to the consolidated financial statements of Biovail Corporation prepared in accordance with Canadian generally accepted accounting principles and United States generally accepted accounting principles that are included in the Annual Report (Form 20-F), dated May 20, 2003 for the year ended December 31, 2002.

        Our audits also included the financial statement schedule of Biovail Corporation included on Page S-1 of the Annual Report (Form 20-F). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

Toronto, Canada	/s/ ERNST & YOUNG LLP
May 20, 2003	Chartered Accountants

II-6

SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS
(All dollar amounts expressed in thousands of U.S. dollars)

Column A	Column B	Column C				Column D		Column E
		Additions
						Deductions
			Charged to product sales(2)
Description	Balance at beginning of period	Charged to costs and expenses(1)		Acquisitions of businesses		Write-offs of accounts receivable	Sales discounts and allowances	Balance at end of period
Allowance for doubtful accounts, deducted from accounts receivable
Year ended December 31, 2002	7,085	(1,501)	8,148	—		(1,368)	(8,924)	3,440
Year ended December 31, 2001	4,049	3,906	4,106	—		(743)	(4,233)	7,085
Year ended December 31, 2000	3,255	544	1,268	1,150	(3)	(841)	(1,327)	4,049

1.
Amounts represent the reserve for potential credit losses.

2.
Amounts represent the reserve for sales discounts and allowances.

3.
Amount arising from the acquisition of DJ Pharma, Inc.

S-1